John Hancock Investment Trust (the Trust)

John Hancock Infrastructure Fund (the fund)

Supplement dated September 17, 2020 to the current summary prospectus, as may be supplemented (the Summary Prospectus)

The following information supplements and supersedes any information to the contrary relating to the fund contained in the Summary Prospectus.

The Board of Trustees of the Trust (the Board), including the Trustees who are not “interested persons” (as defined in the Investment Company Act of 1940, as amended (the 1940 Act)) (the Independent Trustees), approved a special shareholder meeting and shareholder proposal at a meeting held on September 17, 2020 (the Board Meeting).

A.	Special Shareholder Meeting and Shareholder Proposal

A special meeting of shareholders of the fund will be held on Friday, December 18, 2020, at 10:00 A.M., Eastern Time (the Shareholder Meeting). In light of the COVID-19 pandemic, the Shareholder Meeting will be a virtual meeting held via telephone only. Shareholders of the fund may attend the Shareholder Meeting using the following dial-in instructions:

(844) 303-4325 (Conference ID: 624 413 215#)

Telephonic access to the Shareholder Meeting is limited to shareholders of the fund.

The Board, including the Independent Trustees, recommends that the fund’s shareholders approve the following proposal. The Shareholder Meeting will be held in order to vote to approve a change to the fund’s current fundamental investment restriction regarding concentration. The purpose of the proposed change is to better align the fund’s investment restriction with its investment strategy to invest at least 80% of its net assets (plus borrowings for investment purposes) in global securities of companies with infrastructure-related assets, and would provide greater flexibility when selecting infrastructure company investments. Under the 1940 Act, the fund’s policy regarding concentration of investments in the securities of companies in any particular industry is considered “fundamental.” Investment policies that are deemed “fundamental” can only be changed by a vote of the shareholders. While the 1940 Act does not define what constitutes “concentration” in an industry, the staff of the Securities and Exchange Commission (the “SEC”) takes the position that any fund that invests more than 25% of its total assets in a particular industry (excluding the U.S. Government, its agencies or instrumentalities) is deemed to be “concentrated” in that industry.

If approved, the change to the investment restriction will become effective when the fund’s SAI is revised or supplemented to reflect the change as follows:

Concentration. The fund will invest over 25% of its net assets in industries represented by infrastructure companies. The fund will not invest more than 25% of its net assets in the securities of issuers in any other single industry or group of industries. This limitation does not apply to investments in obligations of the U.S. government or any of its agencies, instrumentalities or authorities.

Please see the fund’s prospectus, proxy statement (when filed), and Statement of Additional Information (SAI) for more details.

B.	Updates to Principal Investment Strategies

In addition, at the Board Meeting, the Board approved the following principal investment strategy changes, contingent upon the proposal outlined above in Section A being approved by shareholders.

The fund will replace the first paragraph of the Principal Investment Strategies in its entirety with the following revised paragraph:

The fund pursues its objective by investing, under normal circumstances, at least 80% of its net assets (plus borrowings for investment purposes) in global securities of companies with infrastructure-related assets. Because the fund normally invests more than 25% of its assets in global securities of infrastructure-related assets, the fund is considered to be “concentrated” in industries represented by infrastructure companies. For purposes of this policy, global securities include: common stock, depositary receipts, real estate securities (including real estate investment trusts (REITs)), master limited partnerships (MLPs) (up to a maximum of 25% of the fund’s net assets), preferred stock, rights, warrants, exchange-traded funds (ETFs), and debt securities (up to a maximum of 20% of the fund’s net assets). Also for purposes of this policy, infrastructure-related assets are long-lived physical assets that are held by companies, including financial holding companies, that engage in the ownership, management, construction, development, renovation, operation, use or financing of infrastructure assets, or that provide the services and raw materials necessary for the construction and maintenance of infrastructure assets. Infrastructure assets are the physical structures, networks and systems which provide necessary services for the function, growth and development of society, including but not limited to utilities, pipelines, toll roads, airports, railroads, ports, telecommunications and other infrastructure companies.

Please see the fund’s prospectus, proxy statement (when filed), and SAI for more details.

The foregoing is not a solicitation of any proxy. For important information regarding John Hancock Infrastructure Fund or to receive a free copy of the proxy statement, when available, or prospectus or SAI relating to the proposed shareholder vote, please call the fund’s toll-free telephone number: 800-225-5291 for Class A and Class C shares; 888-972-8696 for Class I and Class R6 shares; and 800-344-1029 for Class NAV shares. The proxy statement, prospectus, or SAI contains important information about fund objectives, strategies, fees, expenses, risks, and the Board’s considerations in approving the proposals to be presented for shareholder approval at the Shareholder Meeting. The proxy statement, prospectus, or SAI will be available for free on the SEC’s website (www.sec.gov). Please read the proxy statement, prospectus, and SAI carefully before voting or when considering whether to vote for the proposal.